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Exhibit 99.1


              CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Allegiant Bancorp, Inc. 401(k) Profit Sharing Plan (the "Plan") on Form 11-K for the period ending December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Shaun R. Hayes, President and Chief Executive Officer of Allegiant Bancorp, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.


                                            ALLEGIANT BANCORP, INC.


June 30, 2003                               By:    /s/ Shaun R. Hayes
                                               --------------------------------
                                               Shaun R. Hayes, President and
                                                  Chief Executive Officer



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